Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

JUDGE:	Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	July	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.

DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Lee Eckert	Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Lee Eckert
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Melanie Kerr	Chief Accounting Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Melanie Kerr
PRINTED NAME OF PREPARER	DATE

Case 16-31854 (Jointly Administered)	1

GENERAL NOTES:

•	This monthly operating report has been filed on a consolidated basis for CHC Group Ltd. [Case No. 16-31854], 6922767 Holding SARL [Case No. 16-31855], Capital Aviation Services B.V. [Case No. 16-31856], CHC Cayman ABL Borrower Ltd. [Case No. 16-31857], CHC Cayman ABL Holdings Ltd. [Case No. 16-31858], CHC Cayman Investments I Ltd. [Case No. 16-31859], CHC Den Helder B.V. [Case No. 16-31860], CHC Global Operations (2008) ULC [Case No. 16-31862], CHC Global Operations Canada (2008) ULC [Case No. 16-31870], CHC Global Operations International ULC [Case No. 16-31879], CHC Helicopter (1) S.a.r.l [Case No. 16-31892], CHC Helicopter (2) S.a.r.l. [Case No. 16-31895], CHC Helicopter (3) S.a.r.l. [Case No. 16-31878], CHC Helicopter (4) S.a.r.l. [Case No. 16-31882], CHC Helicopter (5) S.a.r.l. [Case No. 16-31890], CHC Helicopter Australia Pty. Ltd [Case No. 16-31872], CHC Helicopter Holding S.a.r.l. [Case No. 16-31875], CHC Helicopter S.A. [Case No. 16-31863], CHC Helicopters (Barbados) Limited [Case No. 16-31865], CHC Helicopters (Barbados) SRL [Case No. 16-31867], CHC Holding (UK) Limited [Case No. 16-31868], CHC Holding NL B.V. [Case No. 16-31874], CHC Hoofddorp B.V. [Case No. 16-31861], CHC Leasing (Ireland) Limited [Case No. 16-31864], CHC Netherlands B.V. [Case No. 16-31866], CHC Norway Acquisition Co AS [Case No. 16-31869], Heli-One (Netherlands) B.V. [Case No. 16-31871], Heli-One (Norway) AS [Case No. 16-31876], Heli-One (U.S.) Inc. [Case No. 16-31881], Heli-One (UK) Limited [Case No. 16-31888], Heli-One Canada ULC [Case No. 16-31893], Heli-One Holdings (UK) Limited [Case No. 16-31894], Heli-One Leasing (Norway) AS [Case No. 16-31886], Heli-One Leasing ULC [Case No. 16-31891], Heli-One USA Inc. [Case No. 16-31853], Heliworld Leasing Limited [Case No. 16-31889], Integra Leasing AS [Case No. 16-31885], Lloyd Bass Strait Helicopters Pty. Ltd. [Case No. 16-31883], Lloyd Helicopter Services Limited [Case No. 16-31873], Lloyd Helicopter Services Pty. Ltd. [Case No. 16-31877], Lloyd Helicopters International Pty. Ltd. [Case No. 16-31880], Lloyd Helicopters Pty. Ltd. [Case No. 16-31884], Management Aviation Limited [Case No. 16-31887] (collectively, the “Debtors”). On May 5, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-31854.

•	The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, and August 9, 2016 Docket Nos. 11, 59, 288, 569, and 733 for a full description of the Debtors’ cash management system.

•	For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On May 31, 2016, Schedules of Assets and Liabilities and the Statement of Financial Affairs (“Schedules and Statements”) were filed for CHC Cayman Investments I Ltd. Separate Schedules and Statements were filed for each of the remaining Debtors on July 5, 2016. Each Debtor’s Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor’s accounting records. For purposes of this monthly operating report, however, the financial statements are presented as consolidated.

•	The Monthly Operating Report (“MOR”) is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

◦	The financial statements are unaudited and will not be subject to audit or review by the Debtor’s external auditors at any time in the future and are subject to change.
◦	The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.
◦	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. In particular, the accounting for potential lease rejection claims in accordance with ASC 852.
◦	The MOR does not include explanatory footnotes such as disclosures required under GAAP.
◦	The MOR is not presented in GAAP-based SEC reporting format.

•	Pursuant to corporate governance requirements in foreign jurisdictions, certain Debtors have appointed employees as statutory directors. These employees do not receive any supplemental payments on account of such appointment, including director fees. Accordingly, payments to these employees are not included within the scope of MOR 6, payments to insiders.

•	The Debtors secured a $200 million bond over their holdings with Bank of America, and a $20 million bond over their holdings with HSBC, representing over 94% of the cash in the Debtors’ cash management system. The covered accounts include all of the accounts held by Cayman Investment I Ltd., the Debtors’ central banking entity. The Debtors continue to work towards securing the remaining cash, and have been communicating regularly with the Office of the United States Trustee in that regard.

Case 16-31854 (Jointly Administered)	2

Payments made erroneously / before approval from Court (July 2016):

•	E.ON (Essential Services) - Payment was erroneously made by the operating base in Aberdeen, UK for GBP 2,403.12 (USD $3,189) in relation to an electricity bill for April 2016, as the provider threatened to cut off electricity. Subsequently, a communication has been made to the office in order to avoid any such instance in the future.

•	Note: July 31, 2016 noon rates from the Bank of Canada were used to translate foreign exchange on this transaction.

Case 16-31854 (Jointly Administered)	3

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT
26.	UNSECURED DEBT
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29.	TOTAL LIABILITIES	$0	$0	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY		$0	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY		$0	$0	$0

Case 16-31854 (Jointly Administered)	4

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (1 of 3)
Comparative Balance Sheet	JULY 31, 2016

	MAY 31, 2016	JUNE 30, 2016	JULY 31, 2016
Current Assets
Cash and Cash Equivalents	$182,674,393	$187,477,245	$190,767,628
Receivables - sub ledger	91,599,940	88,424,741	92,574,827
Receivables - Other	10,626,654	9,996,472	9,424,224
Current intercompany receivables	621,102,213	669,375,704	711,216,684
Inventories	87,058,508	86,940,924	84,537,933
Prepaid Expenses	20,396,819	16,262,205	16,957,189
Income Taxes Receivable	2,083,805	2,165,494	2,083,748
Other Assets - Current	6,206,925	6,052,691	9,062,012
	$1,021,749,257	$1,066,695,476	$1,116,624,245
Non Current Assets
Restricted Cash	$5,182,049	$5,266,676	$5,461,762
Property & Equipment, net	811,136,868	788,326,059	725,041,076
Investments	795,696,398	764,291,313	765,039,687
Other Assets-Long Term	307,692,995	306,371,845	121,367,583
Long-term intercompany receivables	58,392,691	50,752,864	50,837,908
Deferred Income Tax Assets	7,428,909	7,461,749	5,747,263
Intangible Assets	81,476,278	81,476,278	81,442,945
Total Assets	$3,088,755,445	$3,070,642,260	$2,871,562,469

Liabilities & Shareholders Deficit
Current Liabilities
Payables - sub ledger	$10,786,224	$14,193,322	$24,243,746
Payables - accruals and other	54,476,260	74,735,856	75,829,561
Current intercompany payables	20,790,077	40,975,843	89,368,565
Deferred Revenue - Current	735,471	3,786,363	4,905,520
Income Taxes Payable	288,027	—	189,642
Current Portion of Long Term Debt Obligations	737,722	1,554,185	880,916
Other Liabilities - Current	308,281	301,678	65,008
	$88,122,062	$135,547,247	$195,482,958
Non-Current Liabilities
Long-term Debt Obligations	$—	$—	$—
Senior Subordinated Notes	—	—	—
Liabilities Held For Sale	—	—	—
Deferred Revenue	1,075,750	1,768,256	1,988,479
Pre-petition Liabilities	2,983,873,370	2,926,856,347	2,771,153,988
Other Liabilities - Non Current	3,334,220	3,551,719	3,369,486
Redeemable Non-controlling Interest	—	—	—
Deferred Income Tax Liabilities	565,286	565,286	565,286
	$2,988,848,626	$2,932,741,608	$2,777,077,239
Convertible Preferred Shares	643,967,652	643,967,652	643,967,652
Shareholders Deficit	(632,182,895)	(641,614,247)	(744,965,380)
Total Liabilities & Shareholders Deficit	$3,088,755,445	$3,070,642,260	$2,871,562,469

Case 16-31854 (Jointly Administered)	5

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (2 OF 3)
Balance Sheet Support	JULY 31, 2016

Other assets

Current:	MAY 31, 2016	JUNE 30, 2016	JULY 31, 2016	Note:
Foreign currency embedded derivatives	$4,137,984	$4,017,756	$6,077,548	(1)
Mobilization costs	2,007,261	2,034,935	2,984,464
Other	61,680	—	—
	$6,206,925	$6,052,691	$9,062,012

Non-current:
Helicopter operating lease funded residual value	$151,529,229	$153,771,468	$4,111,331	(2), (13)
Helicopter deposits	66,169,594	66,169,594	66,169,594	(3)
Security deposits	39,454,949	39,451,644	21,779,168	(4), (13)
Deferred financing costs	15,593,492	15,122,331	9,443,548	(5), (13)
Prepaid helicopter rentals	13,849,928	13,417,880	7,382,528	(6), (13)
Residual value guarantees	8,674,664	8,224,183	698,037	(7), (13)
Foreign currency embedded derivatives	5,595,627	5,255,028	7,917,331	(1)
Mobilization costs	1,197,692	1,015,903	1,043,442
Accrued pension asset	1,197,058	1,131,897	—
Pension guarantee assets	1,526,178	1,518,194	1,516,431
Other	2,904,584	1,293,723	1,306,173
	$307,692,995	$306,371,845	$121,367,583

Other liabilities
Current:
Foreign currency embedded derivatives	$308,281	$301,678	$65,008	(1)
	$308,281	$301,678	$65,008

Non-current:
Foreign currency embedded derivatives	$256,489	$240,936	$—	(1)
Restructuring	273,204	530,314	53,207	(8), (13)
Residual value guarantees	13,052	26,104	—	(9)
Accrued pension obligations	—	—	525,497
Other	2,791,475	2,754,365	2,790,782
	$3,334,220	$3,551,719	$3,369,486

Pre-petition Liabilities:
Long term debt and capital lease obligations	$1,724,188,932	$1,724,364,191	$1,677,823,632	(13)
Payables - sub ledger	24,081,750	25,184,396	29,976,108
Payables - accruals and other	137,717,226	136,553,119	109,160,025
Intercompany payable	855,645,493	799,816,233	804,643,159	(10)
Deferred revenue	58,637,672	57,567,889	51,663,014
Restructuring liability	62,700,882	63,002,300	16,539,899	(8), (13)
Deferred gains on sale-leasebacks of helicopters	39,267,284	38,571,722	26,919,121	(11), (13)
Accrued pension obligation	32,466,420	32,282,568	34,030,257	(12)
Residual value guarantees	22,921,259	22,921,255	4,639,754	(9), (13)
Current liability secured by accounts receivable	10,887,188	10,812,333	—
Contract inducement	3,457,659	3,424,089	3,424,089
Income taxes payable	2,425,355	2,987,900	2,981,740
Other liabilities	9,476,250	9,368,352	9,353,190
	$2,983,873,370	$2,926,856,347	$2,771,153,988

Case 16-31854 (Jointly Administered)	6

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-1 (3 of 3)
Balance Sheet Support	JULY 31, 2016

Explanatory notes on certain balance sheet items:

(1)	The Debtors enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes as required under US GAAP.

(2)	At the inception of an operating lease the Debtors may provide a loan to the lessor as part of the helicopter lease arrangement, with the recovery of the loan dependent on the helicopter residual value at the end of the lease term.

(3)	Helicopter deposits relate to payments made to original equipment manufacturers for the acquisition of new aircraft.

(4)	Security deposits are amounts paid in connection with lease agreements and are refundable at the end of the lease term.

(5)	Deferred financing costs include the direct costs of arranging lease financing, which are deferred and amortized straight-line over the term of the lease, and deferred financing costs on debt obligations.

(6)	Prepaid helicopter rentals relate to advance payments made under operating leases.

(7)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee.

The Debtors recognize a liability for contractual termination benefits when the liability is both probable and estimable in accordance with ASC 712, Nonretirement Postemployment Benefits. The Debtors recognize a liability at fair value for one-off termination costs associated with an exit or disposal activity in accordance with ASC 420, Exit or Disposal Cost Obligations.
(8)
The Debtors recognize a liability for excess helicopter operating lease obligations when the Debtors cease using the helicopter permanently in operations. The liability is measured at fair value based on the remaining lease rentals including any contractually required costs including maintenance, adjusted for the effects of any prepaid or deferred items recognized under the lease. This liability is further reduced by estimated sublease rentals that could be reasonably obtained for the helicopter even if the Debtors do not intend to enter to a sublease.

(9)	At the inception of an operating lease where the Debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the Debtors will be liable for and to ensure the appropriate liability has been recorded.

(10)	Pre-petition intercompany payables are denominated in several non-USD currencies and have been revalued at the period end rate.

(11)	The Debtors may enter into lease transactions whereby the Debtors may sell an owned asset and then lease back that asset. Deferred gains on sale and lease back transactions are amortized over the lease term excepting amounts relating to unresolved lease guarantees.

(12)	The Debtors maintain defined benefit pension plans. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management’s estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet.

(13)	Lease asset and liability balances for rejected leases which have been approved by the court have been charged to reorganization items.

Case 16-31854 (Jointly Administered)	7

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

INCOME STATEMENT

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOUR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$0	$0	$0	$0

Case 16-31854 (Jointly Administered)	8

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-2
Income Statement	JULY 31, 2016

	MAY 31, 2016	JUNE 30, 2016	JULY 31, 2016	Note:
Revenue	$94,457,476	$81,778,744	$77,207,307
Operating Expenses
Direct costs	$(82,965,090)	$(68,057,485)	$(61,632,463)
Earnings (loss) from equity accounted investees	(30,532)	(30,315)	(29,872)
General and administration costs	(3,232,484)	(2,865,588)	(5,045,498)
Amortization	(10,311,906)	(10,137,285)	(9,101,461)
Restructuring costs	152,353	(1,365,380)	610,226	(1)
Gain (loss) on disposal of assets	(325,301)	(173,387)	(564,943)	(2)
Operating income (loss)	$(2,255,484)	$(850,696)	$1,443,296
Financing charges	(15,325,334)	(30,333,232)	879,549	(3)
Reorganization items, net
Professional fees	$(5,620,000)	$(3,944,040)	$(14,234,099)	(4)
U.S. trustee fees	—	—	(270,475)
Other (Adjustments to Allowed Claims, debt valuation)	(39,823,489)	—	(88,544,309)	(5)
Loss before income tax	$(63,024,307)	$(35,127,968)	$(100,726,038)
Income tax expense	(511,655)	(121,265)	(2,175,135)
Net loss	$(63,535,962)	$(35,249,233)	$(102,901,173)

Notes:

(1)	Restructuring costs include provision for employee and excess helicopter operating lease obligations. These are estimated costs and adjustments to these estimates are reflected in our income statement.
(2)	Relates to disposal of assets in the ordinary course of operations.
(3)	Includes foreign exchange gain (loss).
(4)	Professional fee accruals were $18.3 million at July 31, 2016.
(5)	Other adjustments include adjustments to lease related balances for court approved lease rejections but do not include our estimated allowed claim on these leases.

Case 16-31854 (Jointly Administered)	9

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

SEE ATTACHED SCHEDULE

CASH RECEIPTS AND DISBURSEMENTS		MONTH	MONTH	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$0	$0	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0

Case 16-31854 (Jointly Administered)	10

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-3 (1 of 2)
Cash Flow Statement	JULY 31, 2016

	MAY 31, 2016	JUNE 30, 2016	JULY 31, 2016	Note:
Beginning Cash	$162,003,170	$182,857,503	$187,477,245

Total Cash Receipts	49,787,817	71,317,305	69,103,349

Disbursements
Aircraft Leases	341,450	369,912	6,646,967	(1)
Airport Fees	130,524	327,215	135,568
Benefits	930,565	1,532,889	1,253,873
Building & PPE	173,140	982,680	1,081,475
Freight / Customs	99,324	2,156,167	1,008,264
Fuel	210,758	565,102	497,246
FX / Fees	(38,440)	—	—
Information Technology	5,630	520,469	1,531,897
Insurance	—	99,817	2,265
OEM	2,056,625	9,228,025	12,853,925
Other expenses	—	2,228,335	1,829,085
Payroll	10,076,430	12,752,336	11,603,632
Pension	600,107	624,469	565,691
Professional and UST fees	—	302,872	2,482,517
Disbursements to Non-Filers	8,626,739	26,453,951	17,697,865	(2)
Indirect and payroll taxes	4,929,054	6,418,012	5,092,032
Training	62,491	198,924	311,942
Travel	912,197	1,692,957	1,613,403	(3)
Total Disbursements	29,116,594	66,454,132	66,207,647

Net Cash Flow	20,671,223	4,863,173	2,895,702

Revaluation of non-USD cash balances	—	(243,431)	394,681

Closing Balance	$182,674,393	$187,477,245	$190,767,628

Notes:

(1)	Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account in May 2016, recovered in June 2016. Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.
(2)	The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, June 9, July 8, and August 9, 2016 Docket Nos. 11, 59, 288, 569, and 733 for a full description of the Debtors’ cash management system. Under this system, the Debtors’ business is structured to engage in transactions between Debtor and non-Debtor entities within the CHC Group. These payments were made to certain non-Debtor entities in the post-petition period under these orders.
(3)	Travel costs include (a) expenses related to crew and support team relocations, lodging and meals; (b) corporate travel related to Senior Level Management traveling to the various operating locations around the world.

Case 16-31854 (Jointly Administered)	11

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-3 (2 of 2)
Consolidated Debtor Statement of Receipts and Disbursements	JULY 31, 2016

		MAY 31, 2016		JUNE 30, 2016		JULY 31, 2016
Case Number	Legal Entity	Receipts	Disbursements	Receipts	Disbursements	Receipts	Disbursements
16-31854	CHC Group Ltd.	$22,661	$1,268	$—	$322,965	$—	$1,837,091
16-31855	6922767 Holding SARL	20,442	5,986	—	1,101	—	253
16-31856	Capital Aviation Services B.V.	8,934,264	282,482	6,778,547	196,230	4,968,256	22,854
16-31857	CHC Cayman ABL Borrower Ltd.	272	273	4	96	—	230
16-31858	CHC Cayman ABL Holdings Ltd.	—	105	—	205	—	95
16-31859	CHC Cayman Investments I Ltd.	1,154,013	8,597,889	857,145	26,603,602	14,807,020	22,879,770
16-31860	CHC Den Helder B.V.	1,227,232	150	3,106,322	323	1,733,401	222
16-31862	CHC Global Operations (2008) ULC	757,425	3,036,624	1,426,656	3,899,195	1,289,096	3,412,113
16-31870	CHC Global Operations Canada (2008) ULC	2,674,104	71,105	5,896,180	168,410	1,343,191	425,411
16-31879	CHC Global Operations International ULC	3,391,004	1,222,434	3,016,112	1,400,304	4,715,340	977,823
16-31892	CHC Helicopter (1) S.a r.l.	—	—	—	50	—	184
16-31895	CHC Helicopter (2) S.a r.l.	—	—	—	50	—	184
16-31878	CHC Helicopter (3) S.a r.l.	—	—	—	50	—	184
16-31882	CHC Helicopter (4) S.a r.l.	—	—	—	50	—	184
16-31890	CHC Helicopter (5) S.a r.l.	—	—	—	50	—	184
16-31872	CHC Helicopter Australia Pty. Ltd.	12,362,497	7,135,159	14,353,330	10,813,609	11,951,302	10,985,519
16-31875	CHC Helicopter Holding S.a r.l.	23	46,480	3	757	—	238
16-31863	CHC Helicopter S.A.	84,043	4,013	344,323	2,251	—	88,136
16-31865	CHC Helicopters (Barbados) Limited	8	1,110	3	1,699	—	343
16-31867	CHC Helicopters (Barbados) SRL	14	21,304	2	30,251	4,744	34,252
16-31868	CHC Holding (UK) Limited	4,682,162	25,328	3,201,534	285,785	2,010,822	377
16-31874	CHC Holding NL B.V.	15	421	—	235	—	136
16-31861	CHC Hoofddorp B.V.	3	209,504	66,364	219,687	—	176,124
16-31864	CHC Leasing (Ireland) Limited	17	57,774	3	348,401	—	122,393
16-31866	CHC Netherlands B.V.	3	534	—	259	—	105
16-31869	CHC Norway Acquisition Co AS	44,947	—	158,995	16,214	1,063	—
16-31871	Heli-One (Netherlands) B.V.	28	264,064	4	521,811	—	535,593
16-31876	Heli-One (Norway) AS	6,123,139	3,353,852	13,381,056	16,037,885	8,509,993	16,238,380
16-31881	Heli-One (US) Inc. (DE)	—	192	1	95	—	94
16-31888	Heli-One (UK) Limited	67	273,225	42	132,967	32	137,957
16-31893	Heli-One Canada ULC	2,385,383	4,488,219	4,059,867	5,363,609	2,272,767	8,326,573
16-31894	Heli-One Holdings (UK) Limited	2	159	1	106	—	107
16-31886	Heli-One Leasing (Norway) AS	1,952	36	4,665	250	116	50
16-31891	Heli-One Leasing ULC	18	4,504	2	857	—	197
16-31853	Heli-One USA Inc. (TX)	—	131	2	95	—	93
16-31889	Heliworld Leasing Limited	3,252,367	6,241	108,470	83,807	1,119,900	4,136
16-31885	Integra Leasing AS	2,669,710	6,028	14,557,669	823	14,376,306	61
16-31883	Lloyd Bass Strait Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31873	Lloyd Helicopter Services Limited	—	—	—	—	—	—
16-31877	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31880	Lloyd Helicopters International Pty. Ltd.	—	—	—	—	—	—
16-31884	Lloyd Helicopters Pty. Ltd.	—	—	—	—	—	—
16-31887	Management Aviation Limited	—	—	—	—	—	—
	Rounding	2	—	3	(2)	—	3
	Total	$49,787,817	$29,116,594	$71,317,305	$66,454,132	$69,103,349	$66,207,649

Case 16-31854 (Jointly Administered)	12

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	May 2016	June 2016	July 2016
1.	0-30		$58,864,510	$80,445,805	$86,729,106
2.	31-60		28,261,676	6,170,036	1,867,233
3.	61-90		2,944,016	2,165,235	2,869,897
4.	91+		3,612,158	1,776,245	3,241,816
5.	TOTAL ACCOUNTS RECEIVABLE	$0	93,682,360	90,557,321	94,708,052
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		(2,082,420)	(2,132,580)	(2,133,225)
7.	ACCOUNTS RECEIVABLE (NET)	$0	$91,599,940	$88,424,741	$92,574,827

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	July 2016

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$—	$—	$—	$—	$—
2.	STATE	—	—	—	—	—
3.	LOCAL	(2,629,500)	—	—	—	(2,629,500)
4.	WITHHOLDING	(1,615,092)	—	—	—	(1,615,092)
5.	REAL PROPERTY	—	—	—	—	0
6.	TOTAL TAXES PAYABLE	$(4,244,592)	$0	$0	$0	$(4,244,592)

7.	ACCOUNTS PAYABLE	$274,669	$(8,914,972)	$(12,572,439)	$(3,031,003)	$(24,243,746)

STATUS OF POSTPETITION TAXES	MONTH:	July 2016

FEDERAL		BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING	$—	$—	$—	$—
2.	FICA-EMPLOYEE	—	—	—	—
3.	FICA-EMPLOYER	—	—	—	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST)	—	—	—	—
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$(2,284,666)	$(3,989,163)	$4,658,737	$(1,615,092)
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	—	—	—	—
12.	REAL PROPERTY	—	(47,197)	47,197	—
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER (SEE BELOW)	(1,461,617)	(6,727,246)	5,559,363	(2,629,500)
15.	TOTAL STATE AND LOCAL	(3,746,283)	(10,763,606)	10,265,297	(4,244,592)
16.	TOTAL TAXES	$(3,746,283)	$(10,763,606)	$10,265,297	$(4,244,592)

14.	Other - This relates to foreign withholding and sales taxes for non-U.S. filers.

Case 16-31854 (Jointly Administered)	13

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

MONTH:	July 2016

SEE ATTACHED SCHEDULE

BANK RECONCILIATIONS		Account #1	Account #2	Account #3
A.	BANK:
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):				TOTAL
1.	BALANCE PER BANK STATEMENT				$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHEQUES				$0
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF CHEQUE LAST WRITTEN				$0

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.	Not applicable
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH
12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$190,767,628

Case 16-31854 (Jointly Administered)	14

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
1	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	USD	4724	1083	636	636	636
2	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	CHF	4721	1081	1,236	1,236	1,275
3	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	NOK	3051	account closed	account closed	account closed	—
4	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	3043	1064	10,828	10,828	12,095
5	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	GBP	3035	account closed	account closed	account closed	—
6	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	3027	1058	5,381	5,381	5,381
7	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	CAD	3019	account closed	account closed	account closed	—
8	6922767 Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	20	20	22
9	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	USD	3077	1058	4,559	4,559	4,559
10	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	EUR	3069	1064	6,065	6,065	6,774
11	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	EUR	8038	1028	2,655	2,655	2,965
12	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	USD	8012	1005	37,418	37,418	37,418
13	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	USD	0028	1058	4,028	4,028	4,028
14	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0010	1064	572	572	639
15	CHC Cayman ABL Holdings	Bank of America, N.A. (London)	Chequing	USD	4011	1058	239	239	239
16	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	AUD	1071	1035	—	—	180
17	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	CAD	1063	1055	292,421	292,421	224,232
18	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	EUR	1055	1064	3,382,159	3,382,159	3,777,665
19	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	GBP	1047	1061	3,398,843	3,398,843	4,510,159
20	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	NOK	1039	1066	1,007,515	1,007,515	119,595
21	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	USD	1021	1059	5,628,074	5,628,074	5,628,074
22	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	USD	1013	1058	127,247,543	127,247,543	127,247,543
23	CHC Den Helder BV	Bank of America, N.A. (London)	Chequing	EUR	4016	1026	958,318	958,318	1,070,383
24	CHC Global Operations (2008) ULC	HSBC Bank Canada	Chequing	CAD	2001	1021	529,009	529,009	405,651
25	CHC Global Operations (2008) ULC	HSBC Bank Canada	Chequing	USD	2070	1022	602,491	603,306	602,491
26	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3111	1005	44,600	44,600	44,600
27	CHC Global Operations Canada	Standard Bank	Chequing	USD	1011	1005	8,432,416	8,432,416	8,432,416
28	CHC Global Operations Canada	Standard Bank	Chequing	MZN	1003	1050	832,186	832,693	12,203
29	CHC Global Operations Canada	HSBC Bank Canada	Chequing	CAD	0001	1021	179,630	183,620	137,742
30	CHC Global Operations Canada	HSBC Bank Canada	Chequing	USD	0070	1022	791,717	792,139	791,717
31	CHC Global Operations Canada	Standard Bank	Chequing	TZS	7455	1050	(1,627,435)	—	(744)
32	CHC Global Operations Canada	Standard Bank	Chequing	NAD	5854	1096	39,100	39,100	2,812
33	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1005	70,914	70,914	70,914
34	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3096	1005	8,750	8,750	8,750

Case 16-31854 (Jointly Administered)	15

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
35	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3070	1005	925	925	925
36	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3062	1005	77,270	77,270	77,270
37	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3054	account closed	account closed	account closed	—
38	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	USD	3020	1005	4,053	4,052	4,053
39	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	EUR	3012	1025	32,631	32,631	36,446
40	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0183	1050	33,897,473	34,519,977	57,016
41	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0154	1050	129,071,142	132,074,922	217,098
48	CHC Global Operations International ULC	BICI Gabon	Chequing	XAF	8605	1023	40,575,806	40,575,806	68,249
49	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	CAD	9001	1021	353,081	353,278	270,747
50	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9070	1022	149,528	153,568	149,528
51	CHC Global Operations International ULC	Ecobank Benin	Chequing	XOF	8801	1050	18,223,651	18,229,151	30,616
52	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9072	1022	24,162	24,162	24,162
53	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8103	1005	17,902	17,902	17,902
54	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8096	1005	4,478	4,478	4,478
55	CHC Global Operations International ULC -Romania	Bank of America, N.A. (London)	Chequing	EUR	8088	1025	3,478	3,478	3,885
56	CHC Global Operations International ULC -Romania	Bank of America, N.A. (London)	Chequing	USD	8070	1005	5,274	5,274	5,274
57	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8062	1005	234,238	234,238	234,238
58	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8054	1005	464	464	464
59	CHC Global Operations International ULC-Kazakhstan Branch	Bank of America, N.A. (London)	Chequing	EUR	8046	1025	39,972	39,972	44,647
60	CHC Global Operations International ULC-Kazakhstan Branch	Bank of America, N.A. (London)	Chequing	USD	8020	1005	493,688	493,688	493,688
61	CHC Global Operations International ULC -Romania	UniCredit Tiriac ASA	Chequing	RON	2000	1050	2,020,800	2,020,878	506,621
63	CHC Global Operations International ULC	BMCI (Groupe BNP Paribas)	Chequing	MAD	0296	1080	5,736	5,674	588
64	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	KZT	3705	1050	28,925,783	28,914,816	82,175
65	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	USD	0821	1050	—	—	—
66	CHC Group Ltd.	Bank of America, N.A. (USA)	Chequing	USD	0148	1058	572,296	572,296	572,296
67	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	USD	0051	1059	8,364	8,364	8,364

Case 16-31854 (Jointly Administered)	16

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
68	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	NOK	0043	account closed	account closed	account closed	—
69	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	GBP	0035	account closed	account closed	account closed	—
70	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	CAD	0027	account closed	account closed	account closed	—
71	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0019	account closed	account closed	account closed	—
72	CHC Helicopter (1) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,265
73	CHC Helicopter (2) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,720	4,720	5,272
74	CHC Helicopter (3) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,265
75	CHC Helicopter (4) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,265
76	CHC Helicopter (5) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,714	4,714	5,265
77	CHC Helicopter (Barbados) SRL	RBC	Chequing	USD	8922	1005	21,426	21,426	21,426
78	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	NOK	5066	1066	5,398	5,398	641
79	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	GBP	5058	1061	3,363	3,363	4,463
80	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	EUR	5040	1064	10,487	10,487	11,713
81	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	DKK	5032	account closed	account closed	account closed	—
82	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	CAD	5024	account closed	account closed	account closed	—
83	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	USD	5016	1058	15,649	15,649	15,649
84	CHC Helicopter (Barbados) SRL	RBC	Chequing	BBD	1689	1042	31,212	31,412	15,606
85	CHC Helicopters (Australia)	ANZ Banking Group	Chequing	USD	2002	n/a	—	—	—
86	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	0038	1011	445	445	338
87	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0020	account closed	account closed	account closed	—
88	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	0012	1059	13,730	13,730	13,730
90	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7001	1024	1,758,463	1,758,463	1,336,007
91	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7002	1097	20,000	9,333	15,195
92	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	USD	7159	1022	420,888	420,888	420,888
93	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	EUR	4058	1064	3,462	3,462	3,867
94	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	NOK	4040	account closed	account closed	account closed	—
95	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	CAD	4032	account closed	account closed	account closed	—
96	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	GBP	4024	account closed	account closed	account closed	—
97	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	USD	4016	1059	1,633	1,633	1,633
98	CHC Helicopter Holding S.a.r.l.	ING Luxembourg SA	Chequing	EUR	0000	1075	133	133	148
99	CHC Global Operations International ULC - Kazakhstan Branch	JSC CB "RBS (Kazakhstan)"	Chequing	USD	9695	1080	10,940	10,940	10,940
100	CHC Helicopter Holding S.a.r.l.-zug branch	Credit Suisse	Chequing	CHF	1000	1081	1,135	1,135	1,171
101	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7073	1056	20,704	20,704	15,876
102	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	USD	7023	1058	14,210	14,210	14,210

Case 16-31854 (Jointly Administered)	17

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
103	CHC Helicopter S.A.	ING Luxembourg SA	Chequing	EUR	0000	1075	9,470	9,470	10,578
104	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7148	1055	170	170	130
109	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	EUR	7049	1064	1,216	1,216	1,359
110	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	6258	1059	12,716	12,716	12,716
111	CHC Helicopter S.A.—Branch 1	Bank of America, N.A. (London)	Chequing	EUR	7099	1064	579	579	646
112	CHC Helicopter S.A.—Branch 1	Bank of America, N.A. (London)	Chequing	USD	7081	1058	21,120	21,120	21,120
113	CHC Helicopter S.A.—Branch 1	Credit Suisse	Chequing	CHF	1001	1081	295,484	295,484	304,932
114	CHC Helicopter S.A.-Zug Financial Branch	Bank of America, N.A. (London)	Chequing	USD	7065	1058	2,254	2,254	2,254
115	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	EUR	2002	1082	469	469	524
116	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	CHF	1001	1081	120,591	120,591	124,447
117	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	DKK	5060	account closed	account closed	account closed	—
118	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	GBP	5052	1061	9,658	9,658	12,816
119	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	CAD	5044	account closed	account closed	account closed	—
120	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	EUR	5036	1064	925	925	1,034
121	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	NOK	5028	1066	57,765	57,765	6,857
122	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	USD	5010	1058	4,336	4,336	4,336
123	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	EUR	5107	1025	146,985	146,985	164,173
124	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	5074	1010	6,657	6,657	8,834
125	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	USD	5066	1005	200,536	200,486	200,536
126	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	USD	4020	1058	4,343	4,343	4,343
127	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	EUR	4012	1064	4,047	4,047	4,520
128	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	USD	8039	1005	3,586	3,585	3,586
129	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	8021	1028	139,010	139,010	155,266
130	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	NOK	9049	1066	3,194	3,194	379
131	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	GBP	9031	1061	2,973	2,973	3,945
132	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	USD	9023	1058	34,488	34,487	34,488
133	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	9015	1064	175,561	163,810	196,091
134	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	3011	1065	—	—	—
135	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	USD	1032	1058	3,801	3,801	3,801
136	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	EUR	1024	1028	6,368	6,368	7,113
137	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7321	n/a	—	—	—
138	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	8489	1015	813,678	813,677	96,586

Case 16-31854 (Jointly Administered)	18

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
139	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4422	1001	—	—	—
140	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7283	1025	77,486	77,487	86,548
141	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4150	1005	76,097	76,097	76,097
142	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1233	1000	32,651	32,651	25,037
143	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1085	1010	64,747	64,747	85,917
144	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7356	n/a	—	—	—
145	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7348	n/a	—	—	—
146	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7062	n/a	—	—	—
147	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	2144	n/a	—	—	—
148	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1312	n/a	—	—	—
149	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1044	n/a	—	—	—
150	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	USD	9010	1006	3,615	3,615	3,615
151	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	1012	1028	152,214	152,214	170,013
152	Heli-One (Norway) AS	Nordea	Chequing	NOK	7372	n/a	—	—	—
153	Heli-One (Norway) AS—UK Branch	Bank of America, N.A. (London)	Chequing	GBP	0011	1010	72,010	72,009	95,555
154	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3335	1005	95	—	95
155	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3327	account closed	account closed	account closed	—
156	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3319	account closed	account closed	account closed	—
157	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3301	account closed	account closed	account closed	—
158	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3294	account closed	account closed	account closed	—
159	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3286	account closed	account closed	account closed	—
160	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3278	account closed	account closed	account closed	—
161	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3260	account closed	account closed	account closed	—
162	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3252	account closed	account closed	account closed	—
163	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3244	account closed	account closed	account closed	—
164	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3236	account closed	account closed	account closed	—
165	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3228	account closed	account closed	account closed	—
166	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3210	account closed	account closed	account closed	—
167	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3202	account closed	account closed	account closed	—
168	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3088	1055	1,754	1,239	1,345
169	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	7001	1021	437,563	510,329	335,529
170	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	7070	1022	184,914	342,263	184,914
171	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	3001	1021	2,301,751	2,788,486	1,764,769
172	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	3070	1022	362,656	808,668	362,656

Case 16-31854 (Jointly Administered)	19

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
173	Heli-One Canada ULC	Societe Generale (USA)	Chequing	DKK	3599	1006	20,057	20,057	20,057
174	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3343	1068	89,334	89,334	13,413
175	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3195	1035	27,548	27,548	20,930
176	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3179	1064	2,644	2,644	2,953
177	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3161	1058	4,608,557	4,608,557	4,608,557
178	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3153	1055	8,519	8,519	6,533
179	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3145	1066	3,518	3,518	418
180	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3137	1061	2,810	2,810	3,728
181	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3129	1059	254,895	256,628	254,895
182	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3111	1061	301	301	400
183	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1058	78,461	78,461	78,461
184	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3096	1055	4,736	4,736	3,632
185	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3054	1064	7,240	7,240	8,087
186	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3046	1067	985	985	117
187	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3038	1065	231	231	258
188	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	1001	1021	36,823	36,823	28,236
189	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	1070	1022	60,612	60,612	60,612
190	Heli-One Holdings (UK) Limited	Nordea	Chequing	GBP	1033	1010	4,421	Zero	5,867
191	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	8351	1015	34,979	34,979	4,152
192	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	7380	n/a	—	—	—
193	Heli-One Leasing (Norway) AS	Nordea	Chequing	EUR	7256	1025	290	290	323
194	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3308	1005	53,321	53,321	53,322
195	Heli-One Leasing (Norway) AS	HSBC Bank Canada	Chequing	GBP	1093	1010	33	—	44
196	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	CAD	5001	1021	49,043	49,044	37,607
197	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	USD	5070	1022	52,249	52,249	52,249
198	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	GBP	0065	1061	1,588	1,588	2,107
199	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	DKK	0057	account closed	account closed	account closed	—
200	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	EUR	0049	1064	46,746	46,746	52,212
201	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	NOK	0031	1066	81,275	81,275	9,648
202	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	CAD	0023	account closed	account closed	account closed	—
203	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	0015	1058	19,330	19,330	19,330
205	Heli-One Norway AS	Nordea	Chequing	NOK	8394	1015	120,564,231	7,867,219	2,693,435
206	Heli-One Norway AS	Nordea	Chequing	EUR	7305	1025	2,850,745	2,843,832	3,184,074
207	Heli-One Norway AS	Nordea	Chequing	USD	3332	1005	881,573	449,061	881,539

Case 16-31854 (Jointly Administered)	20

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
208	Heli-One Norway AS	Nordea	Chequing	CAD	1907	1000	115,684	114,737	88,708
209	Heli-One Norway AS	Nordea	Chequing	GBP	1077	1010	362,139	317,192	480,549
210	Heli-One Norway AS	Nordea	Chequing	USD	1051	1001	—	—	—
211	Heli-One Norway AS	Nordea	Chequing	NOK	2785	1099	—	—	—
212	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	USD	4027	1005	account closed	account closed	—
213	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	GBP	4019	1010	73,679	73,679	97,770
214	Heli-One UK Ltd.	Nordea	Chequing	USD	1768	1006	78,865	78,865	79,037
215	Heli-One (U.S.) Inc.	Bank of America, N.A. (London)	Chequing	USD	1013	1059	11,327	14,118	11,327
216	Heli-One USA Inc.	Bank of America, N.A. (London)	Chequing	USD	2011	1058	46,113	46,113	46,113
217	Heliworld Leasing Limited	Commonwealth Bank	Chequing	EUR	5033	1025	19,271	19,271	21,524
218	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	USD	5025	1005	15,258	15,258	15,258
219	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	GBP	5017	1010	46,511	46,511	61,718
220	Integra Leasing AS	Nordea	Chequing	NOK	7437	1080	—	—	—
221	Integra Leasing AS	Nordea	Chequing	EUR	7153	1025	82,920	82,920	92,617
222	Integra Leasing AS	Nordea	Chequing	NOK	5243	1015	59,598	59,598	7,074
223	Integra Leasing AS	Nordea	Chequing	USD	1764	1006	—	—	—
224	Integra Leasing AS	Nordea	Chequing	USD	1625	1005	94,084	94,084	94,085
226	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	3031	1064	214,046	214,046	239,076
227	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	3023	1035	11,263,887	11,263,887	8,557,828
228	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	3015	1058	4,080,643	4,080,643	4,080,644
229	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	USD	7106	1058	291	291	291
230	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	GBP	7114	1061	331	331	439
231	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	EUR	7122	1064	21,340	21,340	23,836
232	CHC Helicopter S.A.	Bank of America, N.A. (USA)	Chequing	NOK	7130	1066	1,656	1,656	197
232	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Petty cash	Cash on hand	USD	Cash on hand	1090	10,873	10,873	10,873
233	CHC Global Operations International ULC - Romania	Petty cash	Imprest bank account	USD	Cash on hand	1080	1,270	1,270	1,270
234	CHC Global Operations International ULC-Kazakhstan Branch	Petty cash	Cash on hand	USD	Cash on hand	1090	826	826	826
235	CHC Global Operations International ULC-Kazakhstan Branch	Petty cash	Imprest bank account	USD	Cash on hand	1080	2,750	2,750	2,750
236	Heli-One Norway AS				payment in transit	1093	(4,498)	(4,498)	(4,498)
237	CHC Holding (UK) Limited	Cash held at Finacity	Cash on hand	USD	Cash on hand	1099	438,296	438,296	438,296

Case 16-31854 (Jointly Administered)	21

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
238	Lloyd Helicopters Pty Ltd.	Petty cash	Cash on hand	USD	Cash on hand	1099	152,986	152,986	152,986
239	Lloyd Helicopters Pty Ltd.	Cash held at Finacity	Cash on hand	USD	Cash on hand	1093	783,026	783,026	783,026
240	CHC Global Operations (2008) ULC	Imprest bank account	Cash on hand	USD	Cash on hand	1080	11,319	11,319	11,319
241	CHC Global Operations (2008) ULC	Petty cash	Cash on hand	USD	Cash on hand	1090	10,953	10,953	10,953
242	CHC Global Operations International ULC	Imprest bank account	Cash on hand	USD	Cash on hand	1080	33,394	33,394	29,431
243	Integra Leasing AS	Cash held at Finacity	Cash on hand	USD	Cash on hand	1099	642,242	642,242	642,272
244	Heli one Canada ULC	Petty cash	Cash on hand	USD	Cash on hand	1090	365	365	365
	Balance per financial statements								$190,767,628

Case 16-31854 (Jointly Administered)	22

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-5
Bank Reconciliations	JULY 31, 2016

No.	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	Balance per general ledger (Local currency)	Balance per bank statement (Local currency)	General ledger balance in US dollars (rounded)	Notes
245	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	580		2,400,000	2,400,000	6,818
246	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	432		148,000	148,000	420
247	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	377		740,000	740,000	2,102
248	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	309		150,000	150,000	426
249	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	246		441,000	441,000	1,253
250	CHC Global Operations International Inc. - Kazakhstan Branch	ATF Bank	Restricted Account	KZT	68		906,000	906,000	2,574
251	Lloyd Helicopters Pty Ltd.	Commonwealth	Restricted Account	AUD					3,341,508
252	RBS re Lombard Leasing Heli One Leasing	RBS	Restricted Account	USD			92	92	92
253	Heli-One Norway AS	Nordea	Restricted Account	Nok					2,106,568
	Total restricted cash								$5,461,762

Case 16-31854 (Jointly Administered)	23

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

MONTH:	July 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	John McKenna	Calendar Q2 Director Fees	$37,500	$37,500
2.	William Schrader	Calendar Q2 Director Fees	36,250	36,250
3.	William Schrader	BoD Expenses	705	705
4.	William Transier	Calendar Q2 Director Fees	35,000	35,000
5.	William Transier	BoD Expenses	948	948
6.	TOTAL PAYMENTS TO INSIDERS		$110,403	$110,403

Refer also to general notes regarding employees appointed as statutory directors.

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1.	ALVAREZ & MARSAL, LLC	DOCKET 274 & 570	AS INVOICED	$—	$302,872	$—
2.	FTI CONSULTING (US)	DOCKET 274 & 570	AS INVOICED	153,110	153,110	—
3.	LATHAM & WATKINS	DOCKET 274 & 570	AS INVOICED	252,080	252,080	—
4.	KURTZMAN CARSON CONSULTANTS LLC	DOCKET 60	AS INVOICED	252,496	252,496	—
5.	CDG GROUP LLC	DOCKET 266	AS INVOICED	344,658	344,658	—
6	PAUL HASTINGS LLP	DOCKET 274 & 570	AS INVOICED	370,901	370,901	156,100
7.	NORTON ROSE	DOCKET 274 & 570	AS INVOICED	399,995	399,995	—
8.	AKIN GRUMP STRAUSS HAUER & FELD LLP	DOCKET 274 & 570	AS INVOICED	553,803	553,803	—
9.	TOTAL PAYMENTS TO PROFESSIONALS			$2,327,043	$2,629,915	$156,100

Professional fee accruals were $18.3 million at July 31, 2016.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	See attached schedule
2.
3.	TOTAL	$0	$0	$0

Case 16-31854 (Jointly Administered)	24

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-6 (1 of 2)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - AIRCRAFT LEASES	JULY 31, 2016

Creditor	Scheduled Monthly Payments Due (A)	Amounts Paid During Month (B)	Total Unpaid Post Petition (C)	Note:
AE Helicopter (5) Ltd.	100,558	—	286,465
AE Helicopter (6) Ltd.	100,558	—	286,465
ANZ Leasing (VIC) Pty Ltd	417,466	410,269	775,394
Brent Investments LLP	206,410	—	592,597
Coface - Parilease	210,133	—	1,978,734
Element Capital Corp.	190,416	—	546,677
GE Capital Equipment Finance Ltd	85,979	243,824	247
GE European Equipment Finance (Aircraft No. 2) Limited	101,693	—	289,852
Leonardo Helicopter (1) LLC	101,057	—	285,695
Leonardo Helicopter (2) LLC	110,748	—	314,382
Leonardo Helicopter (3) LLC	108,425	—	307,788
Leonardo Helicopter (6) LLC	116,318	—	311,433	(1)
Lobo Leasing SPV A Limited	468,200	837,008	374,560
Lombard North Central PLC.	438,353	—	1,265,304
Lombard North Central PLC. - EDC	633,268	461,955	1,333,564
Macquarie Rotorcraft Leasing (Ireland) Ltd	210,899	209,100	391,219
Milestone Aviation Holding Group No. 20 Ltd	149,104	134,018	222,472
Milestone Aviation Holding Group No. 25 Ltd	2,949,641	79,302	8,236,659
Milestone Aviation Holding Group No. 8 Ltd	1,547,311	618,437	3,688,976
Milestone Export Leasing, Ltd	755,934	—	2,170,262
Parilease SAS	50,129	—	52,753
SE Helicopter (12) LLC - Ex-Im Bank USA	221,774	—	658,169	(2)
SE Helicopter (12) LLC - Export Development Corporation	17,652	—	52,388	(2)
Skandinaviska Enskilda Banken AB (PUBL)	71,200	146,010	55,230
Waypoint Asset Co 3 Limited	1,253,378	1,002,310	2,529,255
Waypoint Asset Co 6 Limited	612,186	229,983	1,630,494
Waypoint Asset Co 8 Limited	564,064	506,303	1,065,213
Waypoint Asset Company Number 1 (Ireland) Ltd	880,925	929,204	1,582,731
Waypoint Asset Company Number 2 (Ireland) Ltd	852,280	839,244	1,274,475
Grand Total	$13,526,059	$6,646,967	$32,559,453

Notes: The above excludes the 61 approved rejected leases as at June 30, 2016.

(A)	Refers to the rent amount covering the period July 1, 2016 - July 31, 2016 (including fees and taxes).
(B)	Refers to the total rent amount paid in July 2016 (including advance payments).
(C)	Refers to the rent amount covering the period May 5, 2016 - July 31, 2016 unpaid as of July 31, 2016.

(1)	Lease payment in respect of aircraft SN 31444 paid in error via BNP Paribas SACE retention account on May 9, 2016, but was refunded back to retention account on June 14, 2016.
(2)	Lease payment in respect of aircraft SN 920150 SE Helicopter (12) LLC Exim and EDC, paid in error via Wilmington Trust EXIM retention account on June 20, 2016. Management is seeking recovery of this amount.

Case 16-31854 (Jointly Administered)	25

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-6 (2 of 2)
Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments - DEBT	JULY 31, 2016

Creditor	Type of Debt	Scheduled Monthly Payments Due	Amounts Paid during Month	Total Unpaid Post Petition	Note:
HSBC	Senior Secured Note	$7,818,479	—	$22,673,590
HSBC	Senior Unsecured Note (SUN)	740,096	—	2,146,279
HSBC	Senior Secured Revolver (SSR)	1,694,929	—	4,747,003
MORGAN STANLEY	ABL Revolver Loan (ABL)	475,724	—	1,379,600
TOTAL		$10,729,228	—	$30,946,472

Interest on our long-term debt obligations is calculated based on the non-default interest rates in effect for the period and is calculated based on a 30/360 basis. The unpaid post petition column includes the prorated post petition period for May and per regular terms thereafter.

Case 16-31854 (Jointly Administered)	26

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	CHC Group Ltd., et al.

CASE NUMBER:	16-31854 (jointly administered)

MONTH:	July 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		✓
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	✓
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	✓
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	✓
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	✓
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		✓
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		✓
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		✓
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		✓
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		✓
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		✓
12.	ARE ANY WAGE PAYMENTS PAST DUE?		✓

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES”, PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2.	Refer to General Notes regarding status of bonding.
3.	Company continues to transact with wholly and partially owned subsidiaries of CHC Group Ltd. in the normal course of operations.
4.	Payments have been made by debtors in accordance with the approved severance order.
5.	Intercompany only, cash management order Docket #288.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	✓
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	✓
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO”, OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACHE ADDITIONAL SHEETS IF NECESSARY.

Refer to Insurance Order Docket #268.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
$0

Case 16-31854 (Jointly Administered)	27

CHC Group Ltd., et al.	Monthly Operating Report
Case Number: 16-31854 (jointly administered)	ACCRUAL BASIS-7 (1 of 1)
Additional MOR Reporting	JULY 31, 2016

Sr. No.	Reporting Requirements (Order / Docket)	Amount (in USD)	Comments

1.	Pre-petition Taxes paid during the period in relation to the Final Tax Order (Docket 287)	$—

2.	Pre-petition Insurance paid during the period in relation to the Final Insurance Order (Docket 268)	—

3.	Pre-petition Customer Deposits paid during the period in relation to the Final Customer Deposits Order (Docket 292)	—

4.	Pre-petition PTO Cash-Outs paid during the period in relation to the Final Employee Obligation Order (Docket 289)	92,415

5.	Post-petition Severance (including associated benefits) paid during the period in relation to the Severance Order (Docket 272)	442,498

6.	Amounts paid to Repair Shops, Shippers, Warehousemen and other lien claimants pursuant to the Repair Shop Order (Docket 689)	—

Local currency amounts have been converted to USD using Bank of Canada period end conversion Rate

Case 16-31854 (Jointly Administered)	28